Other Regulatory Matters	12 Months Ended
Dec. 31, 2013
Banking and Thrift [Abstract]
OTHER REGULATORY MATTERS

23. Other Regulatory Matters

Huntington and its bank subsidiary, The Huntington National Bank (the Bank), are subject to various regulatory capital requirements administered by federal and state banking agencies. These requirements involve qualitative judgments and quantitative measures of assets, liabilities, capital amounts, and certain off-balance sheet items as calculated under regulatory accounting practices. Failure to meet minimum capital requirements can initiate certain actions by regulators that, if undertaken, could have a material adverse effect on Huntington's and the Bank's financial statements. Applicable capital adequacy guidelines require minimum ratios of 4.00% for Tier 1 risk-based Capital, 8.00% for total risk-based Capital, and 4.00% for Tier 1 leverage capital. To be considered well-capitalized under the regulatory framework for prompt corrective action, the ratios must be at least 6.00%, 10.00%, and 5.00%, respectively.

As of December 31, 2013, Huntington and the Bank met all capital adequacy requirements and had regulatory capital ratios in excess of the levels established for well-capitalized institutions. The period-end capital amounts and capital ratios of Huntington and the Bank are as follows:

	Tier 1 risk-based capital (1)		Total risk-based capital (1)		Tier 1 leverage capital (1)
(dollar amounts in thousands)	2013	2012	2013	2012	2013	2012

Huntington Bancshares Incorporated
Amount	$6,099,629	$5,741,410	$7,239,035	$6,928,339	$6,099,629	$5,741,410
Ratio	12.28%	12.02%	14.57%	14.50%	10.67%	10.36%

The Huntington National Bank
Amount	$5,682,067	$5,003,247	$6,520,190	$6,093,620	$5,682,067	$5,003,247
Ratio	11.45%	10.49%	13.14%	12.78%	9.97%	9.05%

(1)	In accordance with applicable regulatory reporting guidance, we are not required to retrospectively update historical filings for newly adopted accounting principles. Therefore, regulatory capital data has not been updated for the adoption of ASU 2014-01.

Tier 1 risk-based capital consists of total equity plus qualifying capital securities and minority interest, excluding unrealized gains and losses accumulated in OCI, and non-qualifying intangible and servicing assets. Total risk-based capital is the sum of Tier 1 risk-based capital and qualifying subordinated notes and allowable allowances for credit losses (limited to 1.25% of total risk-weighted assets). Tier 1 leverage capital is equal to Tier 1 capital. Both Tier 1 capital and total risk-based capital ratios are derived by dividing the respective capital amounts by net risk-weighted assets, which are calculated as prescribed by regulatory agencies. The Tier 1 leverage capital ratio is calculated by dividing the Tier 1 capital amount by average total assets for the fourth quarter of 2013 and 2012, less non-qualifying intangibles and other adjustments.

Huntington has the ability to provide additional capital to the Bank to maintain the Bank's risk-based capital ratios at levels at which would be considered well-capitalized.

The FRB requires bank holding companies with assets over $50.0 billion to submit capital plans annually.  Per the FRB's rule, our submission included a comprehensive capital plan supported by an assessment of expected uses and sources of capital over a given planning time period under a range of expected and stress scenarios.  We participated in the FRB's CapPR process and made our 2013 capital plan submission in January 2013.  On March 14, 2013, we announced that the FRB had completed its review of our 2013 capital plan submission and did not object to our proposed capital actions.  The planned actions included the potential repurchase of up to $227 million of common stock and an increase of our common per share dividend from $0.04 to $0.05 through the 2014 first quarter.

Beginning with our Capital Plan submission in January 2014, we are now subject to the FRB's CCAR process. One of the primary additional elements of CCAR are supervisory stress tests conducted by the FRB under different hypothetical macro-economic scenarios in addition to the stress tests routinely conducted by management. After completing its review, the FRB may object or not object to our proposed capital actions, such as plans to pay or increase common stock dividends or increase common stock repurchase programs. Beginning with our January 2014 submission, we are also subject to the OCC's Annual Stress Test at the bank-level. The OCC stipulated that it will consult closely with the FRB to provide common stress scenarios which can be used at both the depository institution and bank holding company levels. We submitted our 2014 Capital Plan to the Federal Reserve and OCC in January 2014, in accordance with their requirements.

Huntington and its subsidiaries are also subject to various regulatory requirements that impose restrictions on cash, debt, and dividends. The Bank is required to maintain cash reserves based on the level of certain of its deposits. This reserve requirement may be met by holding cash in banking offices or on deposit at the Federal Reserve Bank. During 2013 and 2012, the average balances of these deposits were $0.3 billion and $0.4 billion, respectively.

Under current Federal Reserve regulations, the Bank is limited as to the amount and type of loans it may make to the parent company and nonbank subsidiaries. At December 31, 2013, the Bank could lend $652.0 million to a single affiliate, subject to the qualifying collateral requirements defined in the regulations.

Dividends from the Bank are one of the major sources of funds for the Company. These funds aid the Company in the payment of dividends to shareholders, expenses, and other obligations. Payment of dividends to the parent company is subject to various legal and regulatory limitations. Regulatory approval is required prior to the declaration of any dividends in excess of undivided profits or if the total of all dividends declared in a calendar year would exceed the total of net income for the current year combined with retained net income for the preceding two years, less any required transfers to surplus or common stock.